First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Shares	Value ($)

COMMON STOCKS - 73.6%

Australia - 0.4%
Newcrest Mining Ltd.	63,668	1,202,809

Belgium - 2.3%
Groupe Bruxelles Lambert SA	70,168	7,258,602

Brazil - 1.6%
Ambev SA, ADR	1,191,070	3,263,532
Cielo SA	149,324	98,689
Wheaton Precious Metals Corp.	48,857	1,866,826
		5,229,047
Canada - 5.5%
Agnico Eagle Mines Ltd.	19,021	1,099,607
Barrick Gold Corp.	74,944	1,483,891
Franco-Nevada Corp.	5,037	631,238
Imperial Oil Ltd.	199,867	4,841,212
Nutrien Ltd.	107,166	5,775,176
Power Corp. of Canada	142,137	3,735,804
		17,566,928
Chile - 1.1%
Cia Cervecerias Unidas SA, ADR	200,517	3,543,135

China - 0.4%
Alibaba Group Holding Ltd., ADR*	5,124	1,161,765

France - 7.3%
Danone SA	114,083	7,808,761
Laurent-Perrier	16,331	1,520,618
Legrand SA	18,430	1,712,297
LVMH Moet Hennessy Louis Vuitton SE	663	442,852
Rexel SA	128,335	2,540,280
Saint Jean Groupe SA*	451	14,069
Sanofi	44,011	4,351,991
Sodexo SA*	38,591	3,697,336
Wendel SE	10,768	1,336,310
		23,424,514
Germany - 1.6%
Brenntag SE	15,067	1,287,157
FUCHS PETROLUB SE (Preference)	31,539	1,511,326
Henkel AG & Co. KGaA (Preference)	21,350	2,400,461
		5,198,944
Hong Kong - 5.3%
CK Asset Holdings Ltd.	381,000	2,319,368
Great Eagle Holdings Ltd.	525,814	1,826,890
Guoco Group Ltd.	192,670	2,366,832
Hongkong Land Holdings Ltd.	345,400	1,698,744
Hysan Development Co. Ltd.	391,760	1,533,019
Jardine Matheson Holdings Ltd.	84,280	5,521,774
Jardine Strategic Holdings Ltd.	48,100	1,589,284
		16,855,911
Ireland - 0.5%
CRH plc	34,944	1,635,265

Japan - 17.5%
As One Corp.	14,980	1,885,632
Chofu Seisakusho Co. Ltd.	45,885	902,748
Daiichikosho Co. Ltd.	66,330	2,576,930
FANUC Corp.	25,380	6,101,533
Hirose Electric Co. Ltd.	20,480	3,157,110
Hoshizaki Corp.	21,600	1,931,463
Hoya Corp.	12,260	1,442,963
Kansai Paint Co. Ltd.	75,580	2,021,683
Keyence Corp.	6,000	2,734,537
Komatsu Ltd.	86,800	2,689,872
Mitsubishi Electric Corp.	232,300	3,550,253
Mitsubishi Estate Co. Ltd.	289,660	5,072,378
MS&AD Insurance Group Holdings, Inc.	56,400	1,659,062
Nagaileben Co. Ltd.	32,510	806,084
Olympus Corp.	19,464	403,759
Pilot Corp.	1,600	51,146
Secom Co. Ltd.	60,160	5,071,590
Shimano, Inc.	14,760	3,525,283
SK Kaken Co. Ltd.	2,038	711,443
SMC Corp.	5,460	3,179,796
Sompo Holdings, Inc.	135,600	5,195,668
T Hasegawa Co. Ltd.	44,600	853,120
USS Co. Ltd.	10,000	196,133
Yokogawa Electric Corp.	300	5,542
		55,725,728
Mexico - 1.5%
Fomento Economico Mexicano SAB de CV, ADR	39,793	2,997,607
Fresnillo plc	80,419	957,846
Grupo Mexico SAB de CV, Series B	13,037	68,541
Industrias Penoles SAB de CV*	56,206	724,949
		4,748,943
Netherlands - 0.9%
HAL Trust	4,425	752,894
Royal Dutch Shell plc, Class A	102,651	2,017,814
		2,770,708
Norway - 0.9%
Orkla ASA	291,093	2,854,758

Singapore - 2.0%
ComfortDelGro Corp. Ltd.	501,710	639,427
Haw Par Corp. Ltd.	428,413	4,191,973
United Overseas Bank Ltd.	20,400	393,353
UOL Group Ltd.	199,900	1,175,567
		6,400,320
South Korea - 4.2%
Fursys, Inc.	36,069	941,822
Hyundai Mobis Co. Ltd.	8,654	2,244,777

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Shares	Value ($)
Kia Motors Corp.	2,314	170,089
KT&G Corp.	57,281	4,126,331
Lotte Confectionery Co. Ltd.	2,996	352,684
Lotte Corp.	16,304	491,079
NAVER Corp.	2,888	966,909
NongShim Co. Ltd.	5,529	1,386,698
Samsung Electronics Co. Ltd. (Preference)	41,290	2,674,280
		13,354,669
Sweden - 2.9%
Industrivarden AB, Class C*	34,092	1,196,419
Investor AB, Class A	58,739	4,659,249
Investor AB, Class B	19,190	1,531,166
Svenska Handelsbanken AB, Class A	183,538	1,995,279
		9,382,113
Switzerland - 3.5%
Cie Financiere Richemont SA (Registered)	61,595	5,914,557
Nestle SA (Registered)	48,694	5,428,231
		11,342,788
Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51,098	6,043,871

Thailand - 0.8%
Bangkok Bank PCL, NVDR	496,905	2,008,897
Thai Beverage PCL	1,093,992	603,221
		2,612,118
Turkey - 0.2%
AG Anadolu Grubu Holding A/S	179,452	489,514

United Kingdom - 8.9%
Berkeley Group Holdings plc	42,810	2,620,925
British American Tobacco plc	182,859	6,950,557
Diageo plc	36,509	1,499,845
GlaxoSmithKline plc	165,226	2,924,967
Great Portland Estates plc, REIT	23,659	221,690
Hiscox Ltd.*	176,501	2,090,169
Linde plc	11,410	3,200,551
Lloyds Banking Group plc*	5,169,632	3,032,634
Reckitt Benckiser Group plc	4,824	431,798
Unilever plc	97,735	5,453,326
		28,426,462
United States - 2.4%
Newmont Corp.	63,362	3,818,828
Royal Gold, Inc.	8,457	910,142
Willis Towers Watson plc	12,503	2,861,687
		7,590,657
TOTAL COMMON STOCKS (Cost $149,795,721)		234,819,569

Investments	Ounces	Value ($)

COMMODITIES - 10.7%

Gold bullion*
(Cost $17,539,483)	20,049	34,229,751

Investments		Principal Amount ($)	Value ($)

FOREIGN GOVERNMENT SECURITIES - 2.2%

Indonesia - 0.1%
Republic of Indonesia
8.38%, 3/15/2024	IDR	6,025,000,000	446,364

Malaysia - 0.4%
Malaysia Government Bond
3.42%, 8/15/2022	MYR	4,480,000	1,101,206

Mexico - 0.5%
Mex Bonos Desarr Fix Rt
6.50%, 6/9/2022	MXN	15,730,000	784,780
8.00%, 12/7/2023	MXN	9,130,000	476,129
10.00%, 12/5/2024	MXN	8,170,000	456,656
			1,717,565
Peru - 0.3%
Republic of Peru
8.20%, 8/12/2026(a)	PEN	3,122,000	1,090,110

Singapore - 0.9%
Republic of Singapore
2.25%, 6/1/2021	SGD	1,581,000	1,178,807
3.13%, 9/1/2022	SGD	1,965,000	1,515,235
			2,694,042
TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $7,107,739)			7,049,287

Investments	Number of Warrants	Value ($)

WARRANTS - 0.0%(b)

Switzerland - 0.0%(b)
Cie Financiere Richemont SA, expiring 11/22/2023*
(Cost $–)	134,538	51,245

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 12.9%

COMMERCIAL PAPER - 12.0%
American Honda Finance Corp.
0.25%, 4/9/2021(c)	791,000	790,976
0.26%, 4/13/2021(c)	451,000	450,981
0.21%, 5/13/2021(c)	1,570,000	1,569,597
0.22%, 5/19/2021(c)	1,400,000	1,399,588

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
BASF SE
0.17%, 6/8/2021(a)(c)	1,336,000	1,335,618
BNG Bank NV
0.09%, 4/12/2021(a)(c)	1,336,000	1,335,966
0.09%, 5/4/2021(a)(c)	582,000	581,942
0.09%, 5/6/2021(a)(c)	931,000	930,899
0.12%, 6/16/2021(a)(c)	250,000	249,931
Cargill Global Funding plc
0.05%, 4/1/2021(a)(c)	1,455,000	1,454,998
Engie SA
0.19%, 5/5/2021(c)	722,000	721,877
0.19%, 5/13/2021(a)(c)	667,000	666,854
Erste Abwicklungsanstalt
0.11%, 4/16/2021(a)(c)	640,000	639,976
0.15%, 5/4/2021(a)(c)	1,429,000	1,428,861
0.12%, 6/2/2021(a)(c)	1,440,000	1,439,746
Export Development Corp.
0.06%, 5/12/2021(c)	2,355,000	2,354,819
General Motors Financial Co., Inc.
0.28%, 4/1/2021(c)	801,000	800,993
Hydro-Quebec
0.10%, 4/22/2021(c)	1,296,000	1,295,952
Hyundai Capital America
0.10%, 4/1/2021(a)(c)	558,000	557,998
Kreditanstalt fuer Wiederaufbau
0.10%, 4/14/2021(a)(c)	1,500,000	1,499,965
0.11%, 5/12/2021(a)(c)	1,162,000	1,161,867
0.12%, 5/14/2021(a)(c)	954,000	953,885
0.09%, 5/24/2021(a)(c)	1,019,000	1,018,838
LVMH Moet Hennessy Louis Vuitton SE
0.17%, 4/16/2021(c)	1,064,000	1,063,966
0.10%, 4/26/2021(a)(c)	715,000	714,950
0.12%, 5/10/2021(a)(c)	320,000	319,962
Nestle Finance International Ltd.
0.06%, 4/6/2021(c)	485,000	484,998
Nordea Bank Abp
0.00%, 4/1/2021(a)(c)	1,097,000	1,096,999
Novartis Securities Investment Ltd.
0.07%, 6/22/2021(a)(c)	1,533,000	1,532,724
NRW Bank
0.11%, 5/21/2021(a)(c)	1,570,000	1,569,760
Oesterreichische Kontrollbank AG
0.08%, 4/22/2021(c)	983,000	982,959
RELX Investments plc
0.09%, 4/1/2021(a)(c)	417,000	416,999
Roche Holdings, Inc.
0.02%, 4/1/2021(c)	823,000	822,999
Total Capital Canada Ltd.
0.15%, 5/3/2021(a)(c)	1,827,000	1,826,853
0.13%, 6/8/2021(c)	1,337,000	1,336,659
Unilever Capital Corp.
0.07%, 5/20/2021(c)(a)	1,400,000	1,399,870
TOTAL COMMERCIAL PAPER (Cost $38,211,544)		38,211,825
U.S. TREASURY OBLIGATIONS - 0.9%
U.S. Treasury Bills
0.08%, 5/20/2021(c)	1,500,000	1,499,969
0.03%, 6/17/2021(c)	1,500,000	1,499,952
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,999,730)		2,999,921

Investments	Shares	Value ($)

INVESTMENT COMPANIES - 0.0%(b)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.04% (d) (Cost $1,774)	1,774	1,774

TOTAL SHORT-TERM INVESTMENTS (Cost $41,213,048)		41,213,520

Total Investments - 99.4% (Cost $215,655,991)		317,363,372
Other assets less liabilities - 0.6%		1,851,307
Net Assets - 100.0%		319,214,679

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at March 31, 2021 amounted to $25,225,571, which represents approximately 7.90% of net assets of the Fund.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown was the current yield as of March 31, 2021.
(d)	Represents 7-day effective yield as of March 31, 2021.

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2021 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of March 31, 2021
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,174,865	EUR	989,000	UBS AG	4/14/2021	$14,848
USD	2,233,052	EUR	1,833,000	Goldman Sachs	5/19/2021	81,479
USD	1,243,865	GBP	898,000	Goldman Sachs	5/19/2021	5,710
USD	1,282,315	EUR	1,050,000	JPMorgan Chase Bank	6/16/2021	49,065
USD	1,475,420	EUR	1,213,000	JPMorgan Chase Bank	7/14/2021	49,849
USD	1,315,005	EUR	1,080,000	HSBC Bank plc	8/18/2021	44,741
Total unrealized appreciation						245,692
USD	1,053,113	GBP	771,000	UBS AG	4/14/2021	(9,818)
Total unrealized depreciation						(9,818)
Net unrealized appreciation						$235,874

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
Fix Rt	Fixed Rate
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2021 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.7%
Automobiles	0.1
Banks	2.3
Beverages	4.2
Chemicals	4.4
Commercial Services & Supplies	1.9
Commodities	10.7
Construction Materials	0.5
Diversified Financial Services	5.2
Electrical Equipment	1.6
Electronic Equipment, Instruments & Components	1.8
Entertainment	0.8
Equity Real Estate Investment Trusts (REITs)	0.1
Food Products	5.6
Foreign Government Securities	2.2
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	1.2
Household Durables	1.1
Household Products	0.9
Industrial Conglomerates	3.3
Insurance	4.9
Interactive Media & Services	0.3
Internet & Direct Marketing Retail	0.4
IT Services	0.0 *
Leisure Products	1.1
Machinery	4.4
Metals & Mining	4.0
Oil, Gas & Consumable Fuels	2.1
Personal Products	1.7
Pharmaceuticals	3.6
Real Estate Management & Development	4.3
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.9
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	2.0
Tobacco	3.5
Trading Companies & Distributors	1.2
Short-Term Investments	12.9
Total Investments	99.4%

* Less than 0.05%

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At March 31, 2021, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith under the supervision and responsibility of the Board. The Board Valuation and Liquidity Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2021:

Description	Level 1	Level 2	Level 3	Total

Assets:†
Common Stocks	$54,281,345	$180,538,224 (a)	$–	$234,819,569
Commodity *	–	34,229,751	–	34,229,751
Foreign Government Securities	–	7,049,287	–	7,049,287
Short-Term Investments	1,774	41,211,746	–	41,213,520
Warrant	51,245	–	–	51,245
Forward Foreign Currency Exchange Contracts**	–	245,692	–	245,692
Total	$54,334,364	$263,274,700	$–	$317,609,064

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(9,818)	$–	$(9,818)
Total	$–	$(9,818)	$–	$(9,818)

(a) The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s portfolio. For the period ended March 31, 2021, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $0 and $9,654,832, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At March 31, 2021, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$245,692	$9,818	$(132,345)	$430,823

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$87,189	$–	$–	$87,189
HSBC Bank plc	44,741	–	–	44,741
JPMorgan Chase Bank	98,914	–	(98,914)	–
UBS AG	14,848	(9,818)	–	5,030
Total	$245,692	$(9,818)	$(98,914)	$136,960

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
UBS AG	9,818	(9,818)	–	–
Total	$9,818	$(9,818)	$–	$–

* The actual collateral received/pledged may be more than the amount reported due to over collateralization.